UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TREVI THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TREVI THERAPEUTICS, INC.

NOTICE OF CHANGE OF LOCATION

OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 11, 2020

This Supplement relates to the Proxy Statement of Trevi Therapeutics, Inc. (the “Company”), dated April 29, 2020, as previously furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Stockholders.

Change in Location of Annual Meeting

Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and community, the Annual Meeting of Stockholders of Trevi Therapeutics, Inc., will be switched from an in-person meeting to a virtual meeting. The Annual Meeting will be held on Thursday, June 11, 2020 at 9:30 a.m. Eastern time, as previously announced. You will be able to participate in the Annual Meeting only via the virtual meeting.

The time and date of the Annual Meeting have not changed. All references in the Proxy Statement and related proxy materials to the previously scheduled location of the meeting are superseded and replaced by the information contained in this Supplement.

A copy of the press release issued by the Company to announce the virtual meeting is attached.

Additional Information

There is no change to the proposals to be presented to the Company’s stockholders for consideration at the Annual Meeting. A revised Notice of 2020 Annual Meeting of Stockholders, reflecting the change in the location of the meeting to a virtual meeting, is attached.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

If you have any questions about the Proxy Statement, this Supplement or the Annual Meeting, please see the Annual Meeting website at www.meetingcenter.io/250238243 or contact Chris Seiter, our Chief Financial Officer at chris.seiter@trevitherapeutics.com.

May 29, 2020

TREVI THERAPEUTICS TO HOLD VIRTUAL 2020 ANNUAL MEETING OF STOCKHOLDERS

New Haven, CT, May 29, 2020 – Trevi Therapeutics, Inc. (Nasdaq: TRVI), a clinical-stage biopharmaceutical company focused on the development and commercialization of nalbuphine ER to treat serious neurologically mediated conditions, today announced that, due to the public health impact of the novel coronavirus (COVID-19) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of its stockholders, employees and community, it has switched its 2020 Annual Meeting of Stockholders from an in-person meeting to a virtual meeting. The Annual Meeting will be held on Thursday, June 11, 2020 at 9:30 a.m. Eastern time, as previously announced. Stockholders will be able to participate in this year’s Annual Meeting only via the virtual meeting.

Stockholders are entitled to attend and vote at the Annual Meeting if they were a stockholder as of the close of business on April 16, 2020, the record date, or hold a legal proxy for the meeting provided by their bank, broker or nominee as of such record date. To access, participate in, and vote at the Annual Meeting at www.meetingcenter.io/250238243 (the “Annual Meeting Website”), you must enter the password and control number found on your proxy card, voting instruction form or notice you previously received. Stockholders may submit questions prior to and during the Annual Meeting through the virtual meeting platform. Additional information regarding the virtual meeting is included in a proxy supplement that the company has filed today with the Securities and Exchange Commission.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

All stockholders – whether attending the Annual Meeting or not – are encouraged to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials. Stockholders may also vote online during the Annual Meeting by following the instructions available on the Annual Meeting Website.

About Trevi Therapeutics, Inc.

Trevi Therapeutics, Inc. is a clinical-stage biopharmaceutical company focused on the development and commercialization of nalbuphine ER to treat serious neurologically mediated conditions. Trevi is currently developing nalbuphine ER for the treatment of chronic pruritus, chronic cough in patients with idiopathic pulmonary fibrosis (IPF) and levodopa-induced dyskinesia (LID) in patients with Parkinson’s disease. These conditions share a common pathophysiology that is mediated through opioid receptors in the central and peripheral nervous systems. Trevi is currently conducting a Phase 2b/3 clinical trial of nalbuphine ER, referred to as the PRISM trial, in patients with severe pruritus associated with prurigo nodularis (PN).

Founded in 2011, Trevi Therapeutics is headquartered in New Haven, CT.

About Nalbuphine ER

Nalbuphine ER is an oral extended release formulation of nalbuphine. Nalbuphine is a mixed k-opioid receptor agonist and μ-opioid receptor antagonist that has been approved and marketed as an injectable for pain indications for more than 20 years in the United States and Europe. The k- and μ-opioid receptors are known to be critical mediators of itch, cough and certain movement disorders. Nalbuphine’s mechanism of action also mitigates the risk of abuse associated with μ-opioid agonists because it antagonizes, or blocks, μ-opioid receptors. Nalbuphine is currently the only opioid approved for marketing that is not classified as a controlled substance in the United States and most of Europe.

Investor Contact

Chris Seiter, Chief Financial Officer

Trevi Therapeutics, Inc.

chris.seiter@trevitherapeutics.com

203-304-2499

Media Contact

Rosalia Scampoli

rscampoli@marketcompr.com

914-815-1465

TREVI THERAPEUTICS, INC.

195 Church Street, 14th Floor

New Haven, CT 06510

NOTICE OF CHANGE OF LOCATION OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To be held June 11, 2020

Due to the public health impact of the novel coronavirus (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and community, the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Trevi Therapeutics, Inc. will be switched from an in-person meeting to a virtual meeting. The Annual Meeting will be held on Thursday, June 11, 2020 at 9:30 a.m. Eastern time, as previously announced. You will be able to participate in the Annual Meeting only via the virtual meeting.

At the Annual Meeting, the stockholders will consider and vote on the following matters:

1.	Election of two Class I directors to our board of directors, each to serve until the 2023 annual meeting of stockholders;

2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.	Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The board of directors recommends that you vote in favor of each of proposals one and two as outlined in the Proxy Statement previously distributed.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in and vote at the Annual Meeting if you were a stockholder as of the close of business on April 16, 2020, referred to as the record date.

You will be able to attend the Annual Meeting, vote, submit questions and examine a list of the Company’s registered stockholders by visiting www.meetingcenter.io/250238243 and gaining access using the password, TRVI2020, and your control number found on your proxy card, voting instruction form or notice you previously received. You will not be able to attend the Annual Meeting physically in person. If you have technical difficulties or trouble accessing the virtual meeting, there will be technicians ready to assist you. If you encounter any technical difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.

If you are a stockholder of record, you may vote your shares by following the instructions in the Notice and submitting your proxy by the Internet, by telephone or by signing, dating and returning the proxy card. Alternatively, you may vote online during the Annual Meeting by following the instructions available on the meeting website at www.meetingcenter.io/250238243. If you hold your shares in street name through an intermediary such as a bank or a broker, you must request a legal proxy in advance from your bank, broker or other nominee to participate in and vote at the Annual Meeting. To register to attend the Annual Meeting online, you must submit proof of your legal proxy reflecting your holdings along with your name and email address to our transfer agent, Computershare. Requests for registration should be directed, and you should forward the email from your broker, or attach an image of your legal proxy, to:

By email:

legalproxy@computershare.com

By mail:

Computershare

TRVI Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, on Monday, June 8, 2020. You will receive a confirmation of your registration by email after we receive your registration materials.

By order of the Board of Directors,

Jennifer L. Good President and Chief Executive Officer New Haven, Connecticut May 29, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of 2020 Annual Meeting of Stockholders, the Notice of Change of Location of 2020 Annual Meeting of Stockholders, our Proxy Statement and our 2019 annual report, referred to as the Annual Report, are available at http://www.envisionreports.com/TRVI. These documents are also available to any stockholder who wishes to receive a paper copy by calling 1-866-641-4276, by emailing investorvote@computershare.com or by submitting a request over the Internet at http://www.envisionreports.com/TRVI.